Exhibit 10

NEW PLAN PROVISIONS BASED ON LEGISLATIVE CHANGES EFFECTIVE JANUARY 1, 2005

Eligibility	☐	Executive Officers and Key Employees

Deferral Options	☐	Up to 90% of Salary; Minimum of 5%
	☐	Up to 100% of Bonus; Minimum of 5%

Election to Defer	☐	Salary: December of prior Year
	☐	Bonus: Before March 31st for Accrual Period Ending September 30th

Investment Option	☐	Fixed Rate of Interest based on Federal Rate set by Secretary of the Treasury
	☐	Current Rate as of January 1, 2005: 4.25%. Rate may change on July 1, 2005.

Distribution Options	☐	The Plan now offers an In-Service Distribution Option Account, as well as the Retirement Distribution Account
	☐	Each year, you may allocate new deferrals between the In-Service and Retirement Distribution options

In-Service Distribution Option	☐	The earliest you can receive your first In-Service Distribution is 5 years after the year of your deferral. You are eligible to receive your first distribution in 2011 if you choose this option.
	☐	You may select a lump sum payment, or annual installments up to 5 years
	☐	You may re-defer a scheduled In-Service Distribution if you elect to do so at least 12 months prior to the scheduled payout day and you re-defer for a minimum of 5 years

Retirement Distribution Option	☐	You may elect to have your benefit paid in a lump sum, or in annual installments of 5, 10, 15, or 20 years
	☐	If your balance is $50,000 or less, you will automatically be paid in a lump sum, regardless of your prior election

Termination of Employment	☐	If you terminate prior to retirement, you will be paid under the manor you elected as your Retirement Distribution Option
	☐	If you did not make a Retirement Distribution Option election, or if your balance is $50,000 or less, you will be paid in a lump sum

Death Benefit	☐

Pre-Retirement: Your beneficiary will be paid under the same manor as you elected for your Retirement Distribution Option. If you did not make an election, or if your account balance is $50,000 or less, your beneficiary will be paid in a lump sum.

	☐	Post-Retirement: Your unpaid benefits will continue to be paid to your beneficiary

Disability	☐	You may file a claim for payment if you meet the definition of disability as established under Section 409A.

Hardship	☐	You may file a claim for payment if you meet the definition of “unforeseeable financial emergency” as established under Section 409A.